UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 3, 2010
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 757-8101
NOT APPLICABLE
(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement.
     On February 3, 2010, Apartment Investment and Management Company, a Maryland corporation (“Aimco”), AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”), and AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda”) (collectively with Aimco and Aimco OP, the “Borrowers”) entered into the Eighth Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of February 3, 2010 (the “Eighth Amendment”), among the Borrowers, the pledgors and guarantors named therein and the lenders party thereto. The Eighth Amendment modifies that certain Amended and Restated Senior Secured Credit Agreement dated as of November 2, 2004 (as amended, the “Credit Agreement”), among the Borrowers, Bank of America, N.A., as administrative agent, and the lenders party thereto.
     The Eighth Amendment modifies (i) certain financial covenants with such modifications effective until (a) the Existing Revolving Commitment Termination Date of May 1, 2011, (b) October 1, 2011 if the Revolving Commitment Termination Date is extended to May 1, 2012 in accordance with the terms of the Credit Agreement, or (c) May 1, 2012 if the Required Lenders elect to increase the Applicable Capitalization Rate in connection with such extension of the Revolving Commitment Termination Date, and (ii) the unused fee payable in respect of the usage of the Revolving Commitments.
     A copy of the Eighth Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d)	The following exhibits are filed with this report:

Exhibit Number	Description
10.1
Eighth Amendment to Senior Secured Credit Agreement, dated as of February 3, 2010, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO/Bethesda Holdings, Inc., as the Borrowers, the pledgors and guarantors named therein and the lenders party thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: February 5, 2010

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief Financial Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: February 5, 2010

AIMCO PROPERTIES, L.P.

By:	AIMCO-GP, Inc.,
its General Partner

/s/ Ernest M. Freedman

Ernest M. Freedman
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Eighth Amendment to Senior Secured Credit Agreement, dated as of February 3, 2010, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO/Bethesda Holdings, Inc., as the Borrowers, the pledgors and guarantors named therein and the lenders party thereto.

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